Defined Asset Funds(sm)                                        Index Series
                                                               2nd Quarter 1999

                                                               IRA Ideal!


                  The
                  S&P MidCap
                  Trust


                        400








                                   An Investment Strategy
                                   Seeking Attractive
                                   Total Return












                                                     [ML logo] Merrill Lynch

A Diversified Approach to Investing in Mid-Cap Stocks

In the past, index results have often outperformed many money managers. As a consequence, many investors have recognized the benefits of indexing -- investing in a broad representation of stocks structured to mirror, as closely as possible, the price and yield performance of a market index.

For years, the S&P 500 Index* has been used by professional money managers to measure the performance of a broad portion of the stock market. As interest in medium-capitalization (mid-cap) companies grew, in 1991 Standard & Poor's created the S&P MidCap 400 Index* to serve as a benchmark for mid-cap stocks.

The S&P MidCap Trust

Defined Asset Funds(SM) has a convenient way for you to own a broad portfolio of mid-cap stocks. One S&P MidCap Trust is designed to track the performance of mid-cap stocks by holding virtually every stock in the Index. It is created for investors, like you, who are looking for an opportunity to resemble the performance of a major market index at a reasonable cost.

Index Investing Offers Several Benefits:

Risk Reduction through Diversification
One of the best reasons for an indexing approach to investing is diversification. By owning units of this Trust, you participate in a broad portfolio. Through one purchase, you are instantly diversified among hundreds of companies in four market sectors.

Buy and Hold
When you invest in the S&P MidCap Trust, you don't have to select individual stocks or market sectors. You are buying, in effect, the major sectors of the stock market represented by the Index. Of course, it is not possible to invest in the Index itself.





-----------------
       * "Standard & Poor's," "S&P 500 Index" and "S&P Midcap 400 Index" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.


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



INVESTMENT RESULTS+

While past performance is no guarantee of future results, if you had invested $10,000 at the Trust's inception and held through June 30, 1999, your investment could have achieved the following results:

[Mountain chart with dates on the x-axis (2/19/92, 12/31/92, 12/31/93, 12/31/94, 12/31/95, 12/31/96, 12/31/97, 12/31/98, 6/30/99) and dollar amounts on the y-axis ($10,000, $15,000, $20,000, $25,000, $30,000). The points on the graph reflect the investment value at the respective date ($10,000, $10,552, $11,895, $11,434, $14,880, $17,661, $23,309, $27,675, $25,556).]


PAST PERFORMANCE OF THE S&P MID-CAP TRUST

One Year
(June 30, 1998 -- June 30, 1999)

o    Total Return++......................................................16.82%
o    Average Annualized Total Return.....................................14.20%

Five Year
(June 30, 1994 -- June 30, 1999)

o    Cumulative Total Return++...........................................168.42%
o    Average Annualized Total Return++....................................21.27%

Since Fund Inception
(February 19, 1992 -- June 30, 1999)

o    Cumulative Total Return2...........................................202.32%
o    Average Annualized Total Return3....................................15.85%


------------------
+    Maximum sales charge and expenses were deducted.

++   Total return figures represent price changes plus reinvestment of income and principal distributions (net of all expenses) but do not reflect sales charges.

3    Average annual returns reflect deduction of
maximum applicable sales charges.


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



The S&P MidCap Trust Advantages

Cost
The minimum investment is about $250, with sales charge discounts available for volume purchases of $25,000 or more.

Low Cost May Increase Total Return
The Trust has no management fees, only a small annual supervisory fee and operating expenses. Low costs are essential in an index fund, since an index is a benchmark without expenses. Low costs mean more of your money is invested and working for you.

Convenience
There's no need for multiple security purchases. The Trust offers diversification with one price you can track weekly in Barron's.

Monthly Income or Reinvestment
The Trust pays income monthly, or you can elect to have any dividend income and capital gains automatically reinvested into additional units of the Trust at the then-current market value. By reinvesting your income, you not only increase your holdings, you also gain the important benefits that monthly compounding can have on total return.

Liquidity
Your investment may be sold at any time at the units' then-current market value, which may be more or less than your original cost.


Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed income investments, within the convenient "buy and hold" structure of a Unit Investment Trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.


About the S&P MidCap 400 Index

o    Standard and Poor's MidCap 400 Index was created on June 5, 1991.

o The Index measures the performance of 400 mid-sized companies (capitalization as of June 30, 1999 ranging from about $224 million to over $21 billion).(2)

o It represents 286 companies traded on the New York Stock Exchange, 107 over the NASDAQ National Market System and 7 on the American Stock


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



     Exchange. The market sectors included are industrial, utility, financial and transportation.(2)


How The S&P MidCap 400 Index is Calculated

The S&P MidCap 400 Index is market-value weighted, which takes into account two factors: price per share and total number of shares outstanding. Therefore, the larger a company's capitalization, the greater that company's effect will be on the performance of the index.


TOP TEN WEIGHTED COMPANIES#


         Name                                 Ticker             % of Total
       of Issuer                              Symbol            Market Value
-------------------------------------------------------------------------------
  1.  QUALCOMM, Inc.                           QCOM                 2.30%
-------------------------------------------------------------------------------
  2.  Linear Technology Corp.                  LLTC                 1.18
-------------------------------------------------------------------------------
  3.  Biogen, Inc.                             BGEN                 1.07
-------------------------------------------------------------------------------
  4.  E*Trade Group, Inc.                      EGRP                 1.03
-------------------------------------------------------------------------------
  5.  Maxim Integrated Products                MXIM                 1.00
-------------------------------------------------------------------------------
  6.  Harley-Davidson, Inc.                     HDI                 0.99
-------------------------------------------------------------------------------
  7.  Altera Corp.                             ALTR                 0.96
-------------------------------------------------------------------------------
  8.  Xilinx, Inc.                             XLNX                 0.96
-------------------------------------------------------------------------------
  9.  Veritas Software Corp.                   VRTS                 0.92
-------------------------------------------------------------------------------
 10.  Lexmark Intl. Group, Inc. (Class A)       LXK                 0.85
-------------------------------------------------------------------------------

------------------
     2  Source: FactSet

     #  Source: FactSet as of June 30, 1999


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



Start Indexing Today!

Your financial professional can help you design a financial plan and explain how the S&P MidCap Trust may help you meet your personal investment goals. Contact your financial professional to obtain a free prospectus containing more complete information including sales charges, expenses and risks. Please read it carefully before you invest or send money.


[logo] Defined Asset Funds
Buy With Knowledge o Hold With Confidence


Defining Your Risks

As with an equity investment, the value of your investment will fluctuate with the value of the underlying stocks. The Trust may not be appropriate for investors seeking capital preservation or high current income. There can be no assurance that the Trust will meet its objective.

Because of sales charges, expenses and commissions, as well as the fact that the Trust may not own all of the stocks in the Index or in the same proportions, or be fully invested at all times, Trust performance will vary somewhat from the performance of the Index. Dividends and any net capital gains distributed will be subject to tax each year, whether or not reinvested. Consult your tax advisor concerning state and local taxation.


Volume Purchase Discounts

For larger purchases, the sales charge is reduced to put a greater percentage of your investment dollars to work for you.



       Amount                                  Total Sales Charge as a % of the
       Purchased                                    Public Offering Price


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



-------------------------------------------------------------------------------
Less than $25,000                                             2.25%
$25,000 to $49,999                                            2.00%
$50,000 to $74,999                                            1.75%
$75,000 to $99,999                                            1.50%
$100,000 to $249,999                                          1.25%
$250,000 to $999,999                                          1.00%
$1,000,000 to $4,999,999                                       .75%
$5,000,000 to $14,999,999                                      .50%
-------------------------------------------------------------------------------
$15,000,000 or more                                            .25%
-------------------------------------------------------------------------------



[recycle logo] Printed on Recycled Paper                           32722SJ-7/99

[copyright logo] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.


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